                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 3, 1999 included in Group 1 Automotive, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included or incorporated by reference in this registration statement.


                                                   ARTHUR ANDERSEN LLP

Houston, Texas
June 9, 1999